UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 13, 2013

COMVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35572	04-3398741

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Quannapowitt Parkway
Wakefield, MA
01880

(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (781) 246-9000

Check the appropriate box below if the Form 10-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition
On June 13, 2013, Comverse, Inc. (the “Company”) issued a press release providing selected financial information for the three months ended April 30, 2013. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference in its entirety herein.
In accordance with General Instruction B.2., the foregoing information is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information disclosed under Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.
 Item 9.01.    Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release of Comverse, Inc., dated June 13, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE, INC.

Date: June 13, 2013	By:	/s/ Thomas B. Sabol
	Name:	Thomas B. Sabol
	Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Comverse, Inc. dated June 13, 2013